                                                                   EXHIBIT 10.12
                                                                  EXECUTION COPY

                      SPLIT DOLLAR COMPENSATION AGREEMENT

     THIS SPLIT DOLLAR COMPENSATION AGREEMENT, dated as of September 13, 1997 (this "Agreement") by and between General Scanning Inc., a corporation with a
       ---------
principal place of business at 500 Arsenal Street, Watertown, Massachusetts 02172 (the "Employer"), and Charles D. Winston, an individual residing at 10
            --------
Cart Path Road, Weston, Massachusetts 02193 (the "Employee"),
                                                  --------

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, the Employee has been engaged to perform services for the benefit of the Employer in an executive capacity, and the Employer desires to retain the Employee in its employ;

     WHEREAS, the Employer desires to purchase insurance to cover the loss that the Employer would suffer upon the death of the Employee and to assist the Employee with his personal life insurance program; and

     WHEREAS, the Employer has determined that this assistance can best be provided under a "split dollar" arrangement;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.   PURCHASE OF LIFE INSURANCE POLICY.

     (a) The Employer has applied for and is the owner of the life insurance contract issued by Valley Forge Life Insurance Company (the "Insurer") as Policy
                                                             -------
No. VMNG000081 in the specified amount of $1,250,000 (the "Policy"). The
                                                           ------
Employee will, as reasonably requested by the Employer from time to time, assist in the Employer's application for the Policy and any renewals thereof.

     (b) The Employer may add to the Policy one or more of such other riders or supplemental agreements which may be available from the Insurer. Any additional premium attributable to any such rider or supplemental agreement shall be payable as the parties hereto may mutually agree.

     2.   RIGHTS IN THE POLICY.

     (a) Except as provided otherwise herein, the Employer shall possess all incidents of ownership with respect to the Policy and may exercise all rights, options, and privileges of ownership in the Policy.

     (b) Concurrently with the execution of this Agreement the Employer and the Employee shall execute and deliver to the Insurer an Assignment of the Policy in substantially the form of Exhibit A to this Agreement. The Employee shall
                          ---------
indemnify the Employer for any tax liability of the Employee in respect of any assignment of the Policy hereunder, including any interest or penalties assessed in connection therewith.

     (c) The Employer will not take any action in dealing with the Insurer that would impair any right or interest of the Employee in the Policy. The Employee will not take any action in dealing with the Insurer that would impair any right or interest of the Employer in the Policy.

     (d) The Employer and the Employee shall promptly execute and forward to the Insurer beneficiary designations, forms, and other documents as may be required by the Insurer to facilitate the exercise of any rights of the Employer and the Employee under the Policy, provided, however, that neither the Employer nor the Employee shall be required to execute any documents or take any other action that would impair its own interests in the Policy.

     3.   PAYMENT OF PREMIUMS.

     (a) The Employer shall pay to the Insurer, when and as due, the aggregate annual premium on the Policy with respect to all periods during which the Employee is employed by the Employer, provided that the Employee will, when and as requested by the Employer, reimburse the Employer for a share of each such annual premium equal to the economic benefit of the term insurance provided by the division of the death benefit as provided in Section 5. The economic benefit that would be taxable to the Employee will be computed in accordance with the principles set forth in the Internal Revenue Service Revenue Rulings 64-328, 1964-2, C.B. 11 and 66-110, 1966-1, C.B. 12, as modified or superseded from time to time.

     (b) Any portion of the annual premium on the Policy that is reimbursed by the Employee may, at the election of the Employee, be deducted from the cash compensation otherwise payable by him to the Employer.

     4.   LOANS AND OTHER WITHDRAWALS.

     (a) The Employer assigns to the Employee the right to obtain policy loans or other withdrawals from the Policy to the extent, and only to the extent, of the value of the Policy in excess of the aggregate premium payments made by the Employer under the Policy and not reimbursed by the Employee as provided in
Section 3(a). The interest due on such loans or withdrawals shall be a debt of the Employee to the Insurer.

     (b) The Employer reserves the right at any time to obtain policy loans or other withdrawals from the Policy to the extent, and only to the extent, of the aggregate premium payments made by the Employer under the Policy and not reimbursed by the Employee as provided in Section 3(a). The interest due on such loans or withdrawals shall be a debt of the Employer to the Insurer.

     (c) Each of the Employer and the Employee may assign its interest in the Policy as collateral for any loans or withdrawals that it is permitted to make under this Section 4.

     5.   DEATH BENEFIT.

     (a) The Policy's death benefit shall be divided as follows: (i) one half of the total death benefit shall be paid to the beneficiary designated by the Employee in the manner and in the amounts provided in the beneficiary designation provision of the Policy, and (ii) one half of the total death benefit shall be paid to the Employer. The Employee shall have the sole and exclusive right to designate and change the beneficiary for his share of the Policy death benefit.

     (b) Promptly after the Employer receives notice of the death of the Employee, the Employer shall take such actions as may be necessary to cause the Insurer to pay the Policy's death benefits to the parties entitled thereto under
Section 5(a).

     (c) The beneficiary designation provisions of the Policy shall conform to the provisions hereof and, in the event of any inconsistency, the provisions of this Agreement shall control as between the parties hereto.

     (d) The death benefit payable to the Employer shall be reduced by any amounts deductible from the Policy death benefit in respect of any outstanding loans or withdrawals by the Employer. The death benefit payable to the beneficiary of the Employee shall be reduced by any amounts deductible from the Policy death benefit in respect of any outstanding loans or withdrawals by the Employee. In the event any outstanding loans or withdrawals by the Employee reduce the death benefit to the Employer, the estate of the Employee shall reimburse the Employer for the amount of any such reduction.

     (e) Each of the Employer and the Employee shall have the sole and exclusive right to exercise any optional mode of settlement permitted by the Policy with respect to its respective share of the Policy death benefit.

     6.   SURRENDER AND DISPOSITION OF THE POLICY.

     (a) The Employer may surrender, cancel, or otherwise dispose of the Policy in accordance with the terms thereof and with notice to the Employee.

     (b)  Upon any surrender, cancellation, or other disposition of the Policy,
(i) the Employer shall be entitled to receive proceeds thereof in an amount equal to the aggregate premium payments made by the Employer under the Policy and not reimbursed by the Employee as provided in Section 3(a) net of any outstanding loans or withdrawals by the Employer, and (ii) the Employee shall be entitled to receive any remaining proceeds of such surrender, cancellation, or other disposition of the Policy.

     7.   TERMINATION OF AGREEMENT.

     (a) This Agreement shall terminate upon the first to occur of the following events: (i) performance of the terms of this Agreement following death of the Employee; (ii) termination of the Employee's employment with the Employer for reasons other than death of the Employee; (iii) mutual agreement by the Employer and the Employee to terminate this Agreement; and (iv) surrender, cancellation, sale, or disposition of the Policy in accordance with Section 6.

     (b) In the event this Agreement terminates pursuant to Section 7(a)(ii) or 7(a)(iii), the Employer shall certify as required by the Insurer the extent of the Employer's interest in the Policy (which shall be an amount equal to the aggregate premium payments made by the Employer under the Policy and not reimbursed by the Employee as provided in Section 3(a) net of any outstanding loans or withdrawals by the Employer). Upon receipt of a payment from the Insurer equal to the Employer's interest in the Policy, (i) the Employee shall have all remaining right, title, and interest in the Policy, and
(ii) the Employee shall assume all obligations of the Employer under the Policy.

     (c) Any payments to the Employer under Section 7(b) shall be made from the total cash values of the Policy. Both the Employer and the Employee shall execute the documents necessary to facilitate such use of the total cash values, regardless of any rights they may have therein.

     8.   AMENDMENT AND ASSIGNMENT.

     This Agreement may be amended or modified only by a written instrument duly executed by both the Employer and the Employee. Either party may assign its rights and obligations under this Agreement, provided, however, that any assignment will be subject to the terms of the Policy.

     9.   POSSESSION OF POLICY.

     The Employer will keep possession of the Policy, provided that upon the Employer's receipt of the payment provided for in Section 7(b), the Employer shall deliver the policy to the Employee. The party in possession of the policy shall from time to time upon request make the Policy available for inspection and copying by the other party.

     10.  ESTABLISHMENT OF PLAN.

     (a)  The split dollar arrangement contemplated herein (the "Plan") is
                                                                 ----
intended to qualify as an exempt welfare plan under regulations promulgated under Title I of the Employee Retirement Income Security Act of 1974, as
amended ("ERISA").  For purposes of ERISA, the Employer shall be the "named
          -----
fiduciary" and the "Plan administrator", and this Agreement is hereby designated as the written Plan instrument. The funding policy under this Plan is to pay all premiums to the Insurer when due. The Employee, or any beneficiary or beneficiaries of his, may file a request for benefits with the Plan administrator. If a claim request is wholly or partially denied, the Plan administrator shall furnish to the claimant with a notice of its decision within sixty (60) days in writing, and in a manner to be understood the by claimant, which notice shall contain the following information:

     (i)  the specific reason or reasons for denial;

     (ii) specific reference to pertinent Plan provisions upon which the denial is based;

     (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation as to why such material or information is necessary; and

     (iv) an explanation of the Plan's claim-review procedure describing the steps to be taken by a claimant who wishes to submit his claim for his review.

     (b) A claimant or his authorized representative may, with respect to any denied claim request a review upon written application filed within thirty (30) days after receipt by the claimant of written notice of the denial of his claim; review pertinent documents; and submit issues and comments in writing.

     (c) Any request or submission shall be in writing and shall be directed to the Plan administrator. The Plan administrator shall have the sole responsibility for the review of any denied claim and shall take all appropriate steps in light of its findings. The Plan administrator shall render a decision upon review of a denied claim within thirty (30) days after receipt of a request for review. If special circumstances warrant additional time, the decision shall be rendered as soon as possible, but not later than ninety (90) days after receipt of request for review. Written notice of any such extension shall be in writing and shall include specific reasons for the decision written in a manner to be understood by claimant, as well as the specific references of the pertinent provisions of the Plan on which the decision is based. If the decision on review is not furnished to the claimant within the time limits described above, the claim shall be deemed denied on review.

     (d) The Employer shall have the right to review the Plan annually and to make such changes to the Plan as it deems necessary and appropriate subject to the limitations of Section 2(b).

     11.    TAX INDEMNITY.

     In the event the Employer is required under the Internal Revenue Code of 1986, as amended, or any state income tax laws, to withhold any amounts for taxes of the Employee relating to this Agreement, the

Employee shall indemnify the Employer for any such taxes and any interest or penalties assessed in connection therewith.

     12.  NOTICES.

     All notices, instructions, or other communications hereunder to either party shall be in writing and shall be deemed to have been given when (a) delivered by hand; or (b) received by the addressee, if sent by certified mail (postage prepaid and return receipt requested) or by a courier service, at or to the address of such party as set forth below or at such other address as such party may have designated by written notice to the other party hereto.

          To the Employer:
          General Scanning Inc.
          Attn:  Victor Woolley
          500 Arsenal Street
          Watertown, MA 02172

          To the Employee:
          Charles D. Winston
          10 Cart Path Road
          Weston, MA 02193

     13.  AGREEMENT BINDING UPON PARTIES.

     This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective legal representatives, successors, assigns, executors and administrators, as the case may be.

     14.  GOVERNING LAW.

     Except as may be pre-empted by ERISA, this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     15.  ENTIRE AGREEMENT.

     This Agreement sets forth the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any prior negotiations, understandings, or arrangements.

     16.  SEVERABILITY.

     If any term of this Agreement shall be held to be invalid, illegal, or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal, or unenforceable term had not been included herein.

     17.  HEADINGS.

     The section headings have been inserted for convenience of reference only and do not define or limit the provisions hereof.

     18.  COUNTERPARTS.

     This Agreement may be executed in several counterparts, each of which when executed and delivered is an original, but all of which together shall constitute one instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF the parties hereto, by their duly authorized representatives, have executed this Agreement as of the day and year first written above.


                                        GENERAL SCANNING INC.

                                        By: /s/ Victor H. Woolley
                                            ------------------------------------
                                            Victor H. Woolley,
                                            Vice President

                                            /s/ Charles D. Winston
                                        ----------------------------------------
                                            Charles D. Winston

                                                                       EXHIBIT A

                       ASSIGNMENT OF SPLIT DOLLAR POLICY

     THIS ASSIGNMENT OF SPLIT DOLLAR POLICY, dated as of September 13, 1997 (this "Assignment") from General Scanning Inc. a Massachusetts corporation with
       ----------
a principal place of business at 500 Arsenal Street, Watertown, Massachusetts 02172 (the "Employer"), to Charles D. Winston, an individual residing at 10
            --------
Cart Path Road, Weston, Massachusetts 02193 (the "Employee");
                                                  --------

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Employer is the owner of the life insurance contract issued by Valley Forge Life Insurance Company (the "Insurer") as Policy No. VMNG000081 in
                                          -------
the specified amount of $1,250,000 (the "Policy");
                                         ------

     WHEREAS, the Employer purchased the policy to cover the loss that the Employer would suffer upon the death of the Employee and to assist the Employee with his personal life insurance program; and

     WHEREAS, the Policy is subject to the Split Dollar Compensation Agreement of even date herewith (the "Agreement") between the Employer and the Employee;
                            ---------

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto do hereby agree as follows:

     1. The Employer hereby assigns, transfers, and sets over to the Employee the following specified rights in the Policy:

          (a) the right to obtain policy loans and other withdrawals from the Policy as provided in Section 4(a) of the Agreement;

          (b) the sole and exclusive right to designate and change the beneficiary for a portion of the Policy death benefit as provided in
     Section 5(a)(i) of the Agreement;

          (c) the right to a share of the proceeds of any surrender, cancellation, or disposition of the Policy as provided in Section 6(b)(ii) of the Agreement; and

          (d) the rights in the Policy specified in Section 7(b) of the Agreement following termination of the Agreement as provided in

     Sections 7(a)(ii) and 7(a)(iii) thereof and payment to the Employer of its interest in the Policy as provided in Section 7(b) of the Agreement.

     2. Except for the rights in the Policy assigned to the Employee as provided in Section 1 of this Assignment, the Employer shall possess all incidents of ownership with respect to the Policy and may exercise all rights, options, and privileges of ownership in the Policy. Without limiting the generality of the foregoing, the Employer shall have:

          (a) the right to obtain policy loans and other withdrawals from the Policy as provided in Section 4(b) of the Agreement;

          (b)  the right to a portion of the Policy death benefit as provided in
     Section 5(a)(ii) of the Agreement;

          (c) the right to surrender, cancel, or otherwise dispose of the Policy in accordance with the terms thereof and to receive a share of the proceeds of any surrender, cancellation, or disposition of the Policy as provided in Section 6(b)(i) of the Agreement; and

          (d) the rights to receive a payment equal to the Employer's interest in the Policy following termination of the Agreement as provided in Sections 7(a)(ii) and 7(a)(iii) thereof.

     3. As provided in Section 7(b) of the Agreement, upon receipt of a payment equal to the Employer's interest in the Policy following termination of the Agreement as provided in Sections 7(a)(ii) and 7(a)(iii) thereof, (i) the Employee shall have all right, title, and interest in the Policy, and (ii) the Employee shall assume all obligations of the Employer under the Policy.

     4. Each of the Employer and the Employee (or his designated beneficiary) shall have the sole and exclusive right to exercise any optional mode of settlement permitted by the Policy with respect to its or his respective share of the Policy death benefit.

     5.   The Insurer:

          (a) shall have no duty or obligation to inquire into or investigate the reason or validity of any request by the Employer or the Employee to exercise any rights hereunder;

          (b) may treat any request by the Employer or the Employee to exercise any rights hereunder as an affirmation that the request conforms to this Assignment and the Agreement and that the Insurer is authorized to act upon such request; and

          (c) shall be fully protected in recognizing a request of the Employer to exercise any right of ownership, including without limitation the right to surrender the Policy, whether or not the Employee has notice of such request.

     6. Upon request the Employer shall forward the Policy to the Insurer for endorsement of any designation or change of the Policy beneficiary or any election of an optional plan for payment of the proceeds. The Employer shall forward the Policy for these purposes without unreasonable delay.

     7. The exercise of any right given hereby to the Employee, or retained by the Employer, shall be solely at the option of each party respectively, and shall not require notice or consent of one party to the other.

     8.   The Insurer is not a party to the Agreement.

     IN WITNESS WHEREOF, the undersigned have duly executed this Assignment as of the date first set forth above.

                                        GENERAL SCANNING INC.


                                        By:  /s/  Victor H. Woolley
                                            ------------------------------------
                                            Victor H. Woolley
                                            Vice President


                                            /s/ Charles D. Winston
                                        ----------------------------------------
                                            Charles D. Winston